UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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HIPPO HOLDINGS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Hippo Holdings Inc.

150 Forest Ave. Palo Alto, CA 94301

April 28, 2022

Fellow Stockholders:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Hippo Holdings Inc. on Wednesday, June 8, 2022 at 10:00 a.m. (Central Time). In light of continuing uncertainty in connection with the COVID-19 pandemic, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.

The Notice of Annual Meeting of Stockholders and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 1 of the Proxy Statement for more information about how to attend the meeting online.

Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

/s/ Assaf Wand Assaf Wand Co-Founder, Chief Executive Officer, and Chairman of the Board of Directors

Hippo Holdings Inc.

150 Forest Ave.

Palo Alto, CA 94301

Notice of Annual Meeting of Stockholders

Wednesday, June 8, 2022

10:00 a.m. Central Time

The Annual Meeting of Stockholders (the “Annual Meeting”) of Hippo Holdings Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m. Central time on Wednesday, June 8, 2022. In light of continuing uncertainty in connection with the COVID-19 pandemic, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.proxydocs.com/HIPO and entering your control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

The principal business of the Annual Meeting will be to:

1.	Elect Eric Feder, Noah Knauf, and Sam Landman as Class I directors for a three-year term;

2.	Ratify the appointment of Ernst & Young LLP (“E&Y”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.	Transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

Holders of record of our common stock as of the close of business on April 14, 2022 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement, or adjournment of the Annual Meeting. A complete list of such stockholders will be open to examination by any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to Cliff Gallant, VP of Investor Relations, at investors@hippo.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available during the Annual Meeting after entering the control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date, and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors,

/s/ Tracy Bowden Tracy Bowden
General Counsel and Secretary
Palo Alto, California
April 28, 2022

HIPPO HOLDINGS INC.

150 Forest Ave.

Palo Alto, CA 94301

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Hippo Holdings Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Wednesday, June 8, 2022 (the “Annual Meeting”), at 10:00 a.m. Central time, and at any continuation, postponement, or adjournment of the Annual Meeting. In light of continuing uncertainty in connection with the COVID-19 pandemic, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.proxydocs.com/HIPO and entering your control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

Holders of record of shares of our common stock, $0.00001 par value per share, as of the close of business on April 14, 2022 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 567,243,992 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2021 (the “2021 Annual Report”) will be released on or about April 28, 2022 to our stockholders on the Record Date.

In this proxy statement, “Hippo,” “Company,” “we,” “us,” and “our” refer to Hippo Holdings Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 2022:

The Notice of Annual Meeting, Proxy Statement and our

2021 Annual Report to Stockholders are available electronically at

www.proxydocs.com/HIPO

Proposals

At the Annual Meeting, our stockholders will be asked:

1.	To elect Eric Feder, Noah Knauf, and Sam Landman as Class I directors for a three-year term;

2.	To ratify the appointment of Ernst & Young LLP (“E&Y”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3.	To transact any other business as may properly come before the meeting or any adjournment or postponement thereof.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

•	FOR the election of Eric Feder, Noah Knauf, and Sam Landman as Class I directors for a three-year term; and

•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders on the Company’s proxy card will vote your shares in accordance with their best judgment.

Additional Information Regarding the Internet Availability of Our Proxy Materials

We are pleased to take advantage of rules of the Securities and Exchange Commission (“SEC”) that allow companies to furnish their proxy materials over the Internet. Accordingly, we sent to the majority of our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) regarding the Internet availability of the proxy materials for Annual Meeting. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2021 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by going to www.proxydocs.com/HIPO and following the instructions or calling (866) 648-8133. A stockholder’s election to receive proxy materials by mail or e-mail will remain in effect until the stockholder terminates or changes such election.

Please note that you cannot vote your shares by filling out and returning the Internet Notice. The Internet Notice does, however, include instructions on how to vote your shares.

HIPPO HOLDINGS INC.

Proxy Statement

i

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 14, 2022. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 567,243,992 shares of common stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a “record holder” and holding the shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in street name?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in street name. If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. You must follow the instructions from your bank or brokerage firm in order for your shares to be voted. If your shares are held in street name, and you would like to vote your shares online at the Annual Meeting, you must request and obtain a valid proxy from your bank or broker that gives you the right to vote the shares at the Annual Meeting.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting in person or by remote communication, or represented by proxy, of the holders of a majority in voting power of the stock issued and outstanding and entitled to vote will constitute a quorum.

Who can attend the Annual Meeting?

As part of our effort to maintain a safe and healthy environment for our directors, members of management, and stockholders who wish to attend the Annual Meeting, in light of continuing uncertainty in connection with the COVID-19 pandemic, Hippo has decided to hold the Annual Meeting entirely online this year. You may attend and participate in the Annual Meeting by visiting the following website: www.proxydocs.com/HIPO. To attend and participate in the Annual Meeting, you will need the control number included in the Internet Notice or on your proxy card. If your shares are held in street name and you wish to attend the Annual Meeting, you should follow the instructions that accompanied your proxy materials. The meeting webcast will begin promptly at 10:00 a.m. Central time. We encourage you to access the meeting prior to the start time. Online check-in will begin promptly at 9:45 a.m. Central time, and you should allow ample time for the check-in procedures.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the person presiding over the Annual Meeting is authorized by our Bylaws to adjourn the meeting, without the vote of stockholders.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote:

•	by Internet – you can vote over the internet at www.proxydocs.com/HIPO by following the instructions on the Internet Notice or proxy card;

•	by Telephone – you can vote by telephone by calling (866) 670-1140 and following the instructions on the proxy card;

•	by Mail – you can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or

•

Electronically at the Annual Meeting – if you attend the Annual Meeting online, you will need the control number included in your Internet Notice or on your proxy card to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 7, 2022. To participate in the Annual Meeting, including to vote via the Internet or by telephone, you will need the control number included in your Internet Notice or on your proxy card.

Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.

Beneficial Owners of Shares Held in Street Name. If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. If your shares are held in street name, and you would like to vote your shares online at the Annual Meeting, you must request and obtain a valid legal proxy from your bank or broker that gives you the right to vote the shares at the Annual Meeting.

Can I change my vote after I submit my proxy?

Yes.

If you are a stockholder of record, you may revoke your proxy and change your vote:

•	by submitting a duly executed proxy bearing a later date;

•	by granting a subsequent proxy through the Internet or telephone;

•	by giving written notice of revocation to the Secretary of Hippo prior to the Annual Meeting; or

•	by voting online at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker.

Who will count the votes?

A representative of Mediant Communications Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how many shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on pages 6 and 11 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Why hold a virtual meeting?

As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of continuing uncertainty in connection with the COVID-19 pandemic, we believe that hosting a virtual meeting this year is in the best interest of the Company and its stockholders. A virtual meeting also enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.proxydocs.com/HIPO. You will also be able to vote your shares electronically at the Annual Meeting by following the instructions above.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in an instructional email delivered one hour prior to the meeting’s commencement.

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online either during or prior to the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are not relevant to the business of the Company or the Annual Meeting or questions that are out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the person presiding over the Annual Meeting or Secretary, in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of votes withheld / abstentions and broker non-votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast on the matter (excluding abstentions and broker non-votes).	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Ernst & Young LLP.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in street name for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

We currently have nine directors on our Board. At the Annual Meeting, our three Class I Directors, Eric Feder, Sam Landman, and Noah Knauf, are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2025 and until each such director’s respective successor is duly elected and qualified or until each such director’s earlier death, resignation, disqualification, or removal.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes are not considered to be votes cast, and, accordingly, will have no effect on the outcome of the vote on this proposal.

As set forth in our Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose term currently expires at the 2022 Annual Meeting of Stockholders and whose subsequent term will expire at the 2025 Annual Meeting of Stockholders; Class II, whose term will expire at the 2023 Annual Meeting of Stockholders and whose subsequent term will expire at the 2026 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2024 Annual Meeting of Stockholders and whose subsequent term will expire at the 2027 Annual Meeting of Stockholders. The current Class I directors are Eric Feder, Noah Knauf, and Sam Landman; the current Class II directors are Richard McCathron, Lori Dickerson Fouché, and Hugh R. Frater; and the current Class III directors are Assaf Wand, Sandra Wijnberg, and Amy Errett.

Our Certificate of Incorporation and Bylaws provide that the authorized number of directors may be changed from time to time by the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of at least a majority of the voting power of all of the then outstanding shares of voting stock of the Company entitled to vote at an election of directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as a Class I Director of the person whose name and biography appears below. In the event that any of Mr. Feder, Mr. Landman, or Mr. Knauf should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors, or the Board may elect to reduce its size. The Board of Directors has no reason to believe that any of Mr. Feder, Mr. Landman, or Mr. Knauf will be unable to serve if elected. Each of Mr. Feder, Mr. Landman, and Mr. Knauf has consented to being named in this proxy statement and to serve if elected.

Vote Required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.

Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the below Class I Director nominees.

Nominees For Class I Director (terms to expire at the 2025 Annual Meeting)

The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class I Directors are as follows:

Name	Age	Served as a Director Since[1]	Position with Hippo
Eric Feder	52	2018	Director
Sam Landman	42	2017	Director
Noah Knauf	42	2019	Director

The principal occupations and business experience, for at least the past five years, of each Class I Director nominee for election at the 2022 Annual Meeting are as follows:

Eric Feder

Eric Feder has served as a member of our Board of Directors since October 2018. Mr. Feder has also served as the Managing General Partner and President of LEN X, LLC since 2019, where he oversees Lennar’s innovation and venture capital investing. At LEN X, LLC, Mr. Feder has been instrumental in helping identify, structure, and execute investments for Lennar that have re-defined the landscape of real estate technology, including Hippo, Doma, Blend, Opendoor, Modsy, and SmartRent. Prior to his current role, Mr. Feder was Vice Chairman at Rialto Capital from 2008 until 2018. From October 2004 to October 2008, Mr. Feder owned Cirrus Capital, LLC, a real estate venture. We believe Mr. Feder is qualified to serve on our Board of Directors due to his technology investment experience, builders experience, and his service as a director at numerous companies.

Sam Landman

Sam Landman has served as a member of our Board of Directors since December 2017. Mr. Landman has also served as a Managing Director of Mastry Inc. since 2021. Mr. Landman served as Managing Director of Comcast Ventures from 2009 to 2021, where he was involved in sourcing, diligencing, and advising portfolio companies across a range of categories, including fintech, commerce, social, video, healthcare, marketing technologies, and cleantech. In addition to his role on the Hippo board, Mr. Landman serves as a member of the board of several private companies. Mr. Landman holds a bachelor’s degree from Bucknell University and a

[1]

On August 2, 2021, we consummated the transactions contemplated by that certain Agreement and Plan of Merger, dated as of March 3, 2021 (the “Merger Agreement”), by and among Reinvent Technology Partners Z, a Cayman Islands exempted company (“RTPZ”), RTPZ Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of RTPZ (“Merger Sub”), and Hippo Enterprises Inc., a Delaware corporation (“Old Hippo”). As contemplated by the Merger Agreement, RTPZ was domesticated as a Delaware corporation and changed its name to “Hippo Holdings Inc.” (the “Domestication”). Following the Domestication, Merger Sub merged with and into Old Hippo, the separate corporate existence of Merger Sub ceased and Old Hippo survived as a wholly owned subsidiary of Hippo Holdings (the “First Merger”). Immediately following the First Merger, Old Hippo (as the surviving corporation of the First Merger) merged with and into Hippo Holdings, the separate corporate existence of Old Hippo ceased, and Hippo Holdings became the surviving corporation (together with the First Merger and the Domestication, the “Business Combination”). In this proxy statement, the periods of service of members of our Board of Directors and our officers include such directors’ or officers’ service on the Board of Directors of Old Hippo prior to the closing of the Business Combination.

Master of Business Administration from the Tuck School of Business at Dartmouth College. We believe Mr. Landman is qualified to serve on our Board of Directors due to his technology investment experience and his service as a director at numerous companies.

Noah Knauf

Noah Knauf has served as a member of our Board of Directors since July 2019. Mr. Knauf has been a General Partner at BOND since 2016. Mr. Knauf was a General Partner of Kleiner Perkins from 2016 to 2019, where he co-led Kleiner Perkins’ Digital Growth Fund team, which became BOND in 2019. Mr. Knauf focuses on investments in high growth technology companies, with a particular focus on healthcare, fintech, gaming, and frontier technology. He serves on the boards of N3twork, Nurx, and Relativity Space. He received an MBA from Stanford Graduate School of Business, where he was an Arjay Miller scholar, and a B.S. summa cum laude in Business Administration from the University of Arizona. We believe Mr. Knauf is qualified to serve on our Board of Directors due to his technology investment experience and his service as a director at numerous companies.

Continuing members of the Board of Directors:

Class II Directors (terms to expire at 2023 Annual Meeting)

The current members of the Board of Directors who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Position with Hippo
Richard McCathron	50	2017	President and Director
Lori Dickerson Fouché	52	2021	Director
Hugh R. Frater	66	2018	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

Richard McCathron

Richard McCathron has served as a member of our Board of Directors and as our President since February 2017. Prior to Hippo, Mr. McCathron held senior executive positions at various insurance companies including First Connect Insurance as its President and Chief Executive Officer from October 2012 to February 2017, Home Value Protection, Inc. as its Chief Revenue Officer from April 2011 to March 2012, Superior Access Insurance Services as its President and Chief Executive Officer from June 2007 to October 2010, and Mercury Insurance Group as its Regional Vice President from April 2004 to June 2007. Mr. McCathron is both a Chartered Property and Casualty Underwriter and a Certified Insurance Counselor and sits on the board of directors of Spinnaker Insurance Company and First Connect Insurance Services LLC. He is an advisor for several other insurtech companies and holds a B.S. in Finance from Oregon State University. We believe Mr. McCathron is qualified to serve on our Board of Directors due to his perspective and experience as President of Hippo, as well as his extensive operational and executive experience in the insurance sector.

Lori Dickerson Fouché

Lori Dickerson Fouché has served as a member of our Board of Directors since May 2021. Ms. Fouché served as Chief Executive Officer of TIAA Financial Solutions from August 2018 to December 2020 and served in various senior roles at Prudential Financial from July 2013 to July 2018. Prior to that, Ms. Fouché served as President and Chief Executive Officer of Fireman’s Fund Insurance Company from February 2006 to June 2013, and as Senior Vice President of Chubb Specialty Insurance from August 2002 to February 2006. Ms. Fouché holds an MBA from Harvard Business School and a bachelor’s degree from Princeton University. We believe Ms. Dickerson Fouché is qualified to serve on our Board of Directors due to her executive experience at several different companies in the insurance and financial sectors.

Hugh R. Frater

Hugh R. Frater has served as a member of our Board of Directors since April 2018. Mr. Frater is currently the Chief Executive Officer of Fannie Mae, after serving as the interim Chief Executive Officer from October 2018 to March 2019, and serving on their board since 2016. Mr. Frater previously led Berkadia Commercial Mortgage LLC, a national commercial real estate company providing comprehensive capital solutions and investment sales advisory and research services for multifamily and commercial properties. He served as chairman of Berkadia from April 2014 to December 2015, and he served as chief executive officer of Berkadia from 2010 to April 2014. Earlier in his career, Mr. Frater was an executive vice president at PNC Financial Services, where he led the real estate division, and was a founding partner and managing director of BlackRock, Inc. Mr. Frater holds an MBA from Columbia Business School and a bachelor’s degree from Dartmouth College. We believe Mr. Frater is qualified to serve on our Board of Directors due to his experience in executive management roles at several different companies in the real estate and financial sectors.

Class III Directors (terms to expire at 2024 Annual Meeting)

The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Position with Hippo
Assaf Wand	47	2015	Co-Founder, Chief Executive Officer and Chairman of the Board
Amy Errett	64	2021	Director
Sandra Wijnberg	65	2020	Lead Independent Director

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

Assaf Wand

Assaf Wand is a co-founder of Hippo and has served as a member of our Board of Directors and our Chief Executive Officer since October 2015. Prior to Hippo, Mr. Wand was the founder and Chief Executive Officer of Sabi Inc., a consumer goods company, from May 2009 to October 2015. Mr. Wand also served as a consultant with McKinsey & Company from August 2005 to December 2006. Mr. Wand holds an MBA from the University of Chicago Booth School of Business and a dual degree from the Interdisciplinary Center Herzliya in Israel for a B.A. in finance and an LL.B in law. We believe Mr. Wand is qualified to serve on our Board of Directors due to his perspective and experience as co-founder and Chief Executive Officer of Hippo, as well as his experience leading technology and insurtech companies.

Amy Errett

Amy Errett has served as a member of our Board of Directors since June 2021. Ms. Errett has served as Chief Executive Officer and founder of Madison Reed since April 2013 and has served as a partner at True Ventures since June 2015. Ms. Errett has served on the board of directors of The Bay School of San Francisco since June 2019, and the board of directors of The University of Connecticut since December 2015. Ms. Errett holds an MBA from the Wharton School of University of Pennsylvania and a bachelor’s degree from the University of Connecticut. We believe Ms. Errett is qualified to serve on our Board of Directors due to her technology investment experience, consumer marketing experience, and her experience in executive leadership roles.

Sandra Wijnberg

Sandra Wijnberg has served as a member of our Board of Directors since September 2020. From 2015 to 2019, she was an executive advisor of Aquiline Capital Partners, a subsidiary of Aquiline Holdings LLC, a registered investment advisory firm, and from 2007 to 2014 she was a partner and the Chief Administrative Officer of Aquiline Holdings LLC. Previously, Ms. Wijnberg served as Senior Vice President and Chief Financial Officer of Marsh & McLennan Companies, Inc., a global professional services company and was treasurer and interim Chief Financial Officer of YUM! Brands, Inc. Prior to that, she held financial management positions with PepsiCo., Inc. and worked in investment banking at Morgan Stanley and Lehman Brothers. Ms. Wijnberg is a director of Automatic Data Processing, Inc., Cognizant Technology Solutions Corporation, and T. Rowe Price Group, Inc., and previously served on the boards of Tyco International plc from 2003 to 2016 and TE Connectivity Ltd. from 2007 to 2009. Ms. Wijnberg holds a bachelor’s degree in English Literature from the University of California, Los Angeles, and an MBA from the University of Southern California, Marshall School of Business. We believe Ms. Wijnberg is qualified to serve on our Board of Directors due to her experience in executive leadership roles, her financial expertise, and her service as a director and audit committee chair at numerous companies.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit, Risk, and Compliance Committee (the “Audit Committee”) has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Ernst & Young LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2021. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Ernst & Young LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

As previously disclosed in the Form 8-K/A filed with the SEC on August 16, 2021 (the “Form 8-K/A”), effective August 16, 2021, the Audit Committee approved the dismissal of WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm and the appointment of Ernst & Young LLP as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. Ernst & Young LLP served as the independent auditor of Old Hippo prior to the closing of the Business Combination. Accordingly, Withum, Reinvent Technology Partners Z’s independent registered public accounting firm prior to the Business Combination, was dismissed as the Company’s independent registered public accounting firm effective upon the completion of their review of the financial statements of Reinvent Technology Partners Z as of and for the period ended June 30, 2021.

The audit report of Withum on Reinvent Technology Partners Z’s financial statements as of December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainties, audit scope, or accounting principles.

During the fiscal year ended December 31, 2020, and the subsequent interim period through August 16, 2021, there were (i) no disagreements with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to Withum’s satisfaction, would have caused Withum to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company requested that Withum furnish a letter addressed to the SEC stating whether or not it agreed with the statements above, and a copy of Withum’s letter dated August 16, 2021 was filed as Exhibit 16.1 to the Form 8-K/A.

In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent registered accounting firm for the fiscal year ending December 31, 2023. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent registered public accounting firm at any time if it determines that such a change is in the interest of the Company and its stockholders.

Vote Required

This proposal requires the affirmative vote of a majority in voting power of the votes cast on the matter (excluding abstentions and broker non-votes). Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2021 and has discussed these financial statements with our management and with the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Members of the Audit Committee

Sandra Wijnberg, Chair

Hugh R. Frater

Noah Knauf

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years of audit services, and billed to us in each of the last two fiscal years for other services:

Fee Category	2021	2020
Audit Fees	$1,592,000	$947,000
Audit-Related Fees	$45,000	$40,000
All Other Fees	$5,000	$1,715,000

Total Fees	$1,642,000	$2,702,000

Audit Fees

Audit fees consist of professional services rendered for the annual audit of consolidated financial statements, audit of statutory financial statements of subsidiaries and review of quarterly consolidated financial statements for the years ended December 31, 2021 and 2020. The 2020 fees include audit fees for the reissuance of the 2019 audit opinion under PCAOB standards.

Audit-Related Fees

Audit-related fees consist of System Organizational Controls Type 2 report on controls assessment over information technology systems.

All Other Fees

All other fees consist of accounting research tool subscription fees and review of our Registration Statements and related procedures in connection with the Business Combination.

Audit Committee Pre-Approved Policy and Procedures

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Ernst & Young LLP to render any audit, audit-related, tax, or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee or the Chair of the Audit Committee (“specific pre-approval”); (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”); or (iii) provided for as an available exception under SEC rules. Unless a type of service to be provided by Ernst & Young LLP has received general pre-approval under the Pre-Approval Policy or falls within available exceptions under SEC rules, it requires specific pre-approval by the Audit Committee or the Chair of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On a periodic basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by Ernst & Young LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Assaf Wand (1)	47	Co-Founder, Chief Executive Officer, Chairman of the Board
Richard McCathron (2)	50	President, Director
Stewart Ellis (3)	46	Chief Financial Officer
Ran Harpaz (4)	48	Chief Operating Officer
Simon Fleming-Wood (5)	53	Chief Marketing Officer

(1)	See biography on page 8 of this proxy statement.
(2)	See biography on page 7 of this proxy statement.
(3)

Stewart Ellis has served as our Chief Financial Officer since February 2019. Prior to joining Hippo, Mr. Ellis served as Chief Financial Officer at Activehours (d/b/a Earnin), a mobile fintech company, from April 2017 to February 2019. From July 2012 to April 2017, Mr. Ellis was employed by BloomReach, Inc., an enterprise software company where he served as Chief Financial Officer. Mr. Ellis also served as Vice President, Finance, and other roles, of 23andMe, Inc. where he was employed from September 2008 to July 2012. Mr. Ellis holds a bachelor’s degree with a concentration in Economics from Harvard College and an MBA from Harvard Business School.

(4)

Ran Harpaz has served as our Chief Technology Officer since May 2019. Prior to Hippo, Mr. Harpaz served as Chief Technology Officer of Globality, Inc. from March 2015 to April 2019 and as Senior Director of Strategy at PayPal from December 2012 to February 2015. Mr. Harpaz served as the Chief Information Officer at Netvision/Cellcom Ltd. from December 2008 to November 2012. Mr. Harpaz holds an MBA, an LL.B. in Law and a B.A. in Economics from Tel-Aviv University.

(5)

Simon Fleming-Wood has served as our Chief Marketing Officer since October 2020. Prior to Hippo, Mr. Fleming-Wood served as Chief Experience Officer of Tile, Inc. from February 2018 to April 2020 and as Tile’s Chief Marketing Officer from November 2016 to February 2018. Mr. Fleming-Wood served as the Chief Marketing Officer of Pandora Media, LLC from October 2011 to April 2016. Mr. Fleming-Wood holds a B.A. from Stanford University.

CORPORATE GOVERNANCE

General

Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Nominating and Corporate Governance Committee, Audit Committee, and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Corporate Governance” section under “Governance Documents” on our investor relations website located at https://investors.hippo.com/overview/default.aspx.

Board Composition

Our Board of Directors currently consists of nine members: Assaf Wand, Richard McCathron, Amy Errett, Eric Feder, Lori Dickerson Fouché, Hugh R. Frater, Noah Knauf, Sam Landman, and Sandra Wijnberg. As set forth in our Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Certificate of Incorporation and Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of at least a majority of the voting power of all of the then outstanding shares of voting stock of the Company entitled to vote at an election of directors.

Director Independence

Amy Errett, Eric Feder, Hugh R. Frater, Noah Knauf, Sam Landman, Sandra Wijnberg, and Lori Dickerson Fouché each qualify as “independent” in accordance with the listing requirements of the New York Stock Exchange (“NYSE”). In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including that Eric Feder and Noah Knauf are affiliated with certain of our significant stockholders. Assaf Wand and Richard McCathron are not independent. There are no family relationships among any of our directors or executive officers.

Director Candidates

The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest, and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates to the Board, and the Board, in approving and recommending for election (and, in the case of vacancies, appointing) such candidates, will consider candidates who have a high level of personal and professional integrity, strong ethics and values, and the ability to make mature business judgments. In evaluating director candidates, the Nominating and Corporate Governance Committee and the Board may also consider the following criteria as well as any other factor that they may deem to be relevant: the candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company; the candidate’s experience as a board member of another publicly held company; the candidate’s professional and academic experience relevant to the Company’s industry; the strength of the candidate’s leadership skills; the candidate’s experience in finance and accounting and / or executive compensation practices; and whether the candidate has the time required for preparation, participation, and attendance at Board meetings and committee meetings, if applicable. In addition, the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits. In addition, the Board monitors the mix of specific experience, qualifications, and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. Although the Board does not have a formal written diversity policy with respect to the evaluation of director candidates, in its evaluation of director candidates, the Nominating and Corporate Governance Committee will consider factors including, without limitation, issues of character, integrity, judgment, and diversity, and with respect to diversity, such factors as gender, race, ethnicity, experience, and area of expertise, as well as other individual qualities and attributes that contribute to the total diversity of viewpoints and experience represented on the Board.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Hippo Holdings Inc., 150 Forest Ave. Palo Alto, CA 94301. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates recommended by other sources.

Communications from Interested Parties

Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the chairperson of any of the Committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the Secretary of Hippo Holdings Inc., c/o Secretary, Hippo Holdings Inc., 150 Forest Ave. Palo Alto, California 94301, who will forward such communications to the appropriate party. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

Board Leadership Structure and Role in Risk Oversight

Our Bylaws and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Currently, the roles are combined, with Assaf Wand serving as Chairman of the Board and Chief Executive Officer. Our Board has determined that combining the roles of Chairman of the Board and Chief Executive Officer is in the best interests of our Company and its stockholders at this time because it promotes unified leadership by Mr. Wand and allows for a single, clear focus for management to execute the Company’s strategy and business plans. For these reasons and because of the strong leadership of Mr. Wand, our Board has concluded that our current leadership structure is appropriate at this time.

However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. Our Corporate Governance Guidelines provide that if the Chairperson of the Board is also a member of management or does not otherwise qualify as an independent director, the independent directors may elect a lead director whose responsibilities include, but are not limited to, presiding over all meetings of the Board at which the Chairperson of the Board is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors and the Chief Executive Officer and the Chairperson of the Board, as appropriate. Currently, Ms. Wijnberg serves as our Lead Independent Director.

Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Throughout the year, senior management reviews the risks facing us with the Board of Directors at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. The board of directors is responsible for overseeing our risk management process. The board of directors focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our Audit Committee is also responsible for reviewing and discussing with management our insurance-related and enterprise risk assessment and risk management, as set forth in the Audit Committee Charter. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including risks related to the COVID-19 pandemic, and our Audit Committee is responsible for overseeing our financial and cybersecurity risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our Nominating and Corporate Governance Committee monitors the effectiveness of the Corporate Governance Guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Executive Sessions of Non-Management Directors

As provided in the Corporate Governance Guidelines, the non-management directors meet, without management directors or management present on a regularly scheduled basis, but no less than twice per year. The Company holds an executive session including only independent directors at least once per year. Our Lead Independent Director, Ms. Wijnberg, currently presides over executive sessions.

Code of Ethics

We have a written Code of Business Conduct and Ethics that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our investor relations website, https://investors.hippo.com/overview/default.aspx, in the “Corporate Governance” section under “Governance Documents.” In addition, we intend to post on our website all disclosures that are required by law or the NYSE rules concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

Anti-Hedging Policy

Our Board of Directors has adopted an Insider Trading Policy, which applies to all of our directors, officers, and employees. The policy prohibits our directors, officers, and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause the incentives of an officer, director, or employee to no longer align with the Company’s other stockholders.

Attendance by Members of the Board of Directors at Meetings

There were seven meetings of the Board of Directors (including, prior to the closing of the Business Combination, the Board of Directors of Old Hippo) during the fiscal year ended December 31, 2021. During the fiscal year ended December 31, 2021, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

Under our Corporate Governance Guidelines, which is available on our investor relations website at https://investors.hippo.com/overview/default.aspx, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, we encourage our directors to attend the Annual Meeting.

COMMITTEES OF THE BOARD

Our Board has established three standing committees—(i) Audit, Risk, and Compliance, (ii) Compensation, and (iii) Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit, Risk, and Compliance	Compensation	Nominating and Corporate Governance
Amy Errett			X
Eric Feder		X
Lori Dickerson Fouche			Chair
Hugh R. Frater	X
Noah Knauf	X	Chair
Sam Landman		X	X
Sandra Wijnberg	Chair		X

Audit Committee

Our Audit Committee responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	discussing with Hippo’s independent registered public accounting firm their independence from management;

•	reviewing with Hippo’s independent registered public accounting firm the scope and results of their audit;

•	pre-approving all audit and permissible non-audit services to be performed by Hippo’s independent registered public accounting firm;

•	setting clear hiring policies for employees or former employees of Hippo’s independent registered public accounting firm;

•

overseeing the financial reporting process and discussing with management Hippo’s independent registered public accounting firm the interim and annual financial statements that Hippo files with the SEC;

•

overseeing Hippo’s risk assessment and risk management, including with respect to the underwriting and pricing of insurable risks, the settlement of claims, the appropriate levels of retained risk and other insurance-related matters;

•	establishing procedures for the receipt, retention, and treatment of complaints received by Hippo regarding accounting, internal accounting controls, or auditing matters;

•	reporting regularly to the Hippo board of directors regarding the activities of the Audit Committee;

•	reviewing and monitoring Hippo’s earnings releases, accounting principles, accounting policies, financial and accounting controls, and compliance with legal and regulatory requirements; and

•	periodically reviewing and reassessing the Audit Committee Charter.

The Audit Committee charter is available on our investor relations website at https://investors.hippo.com/overview/default.aspx. The members of the Audit Committee are Sandra Wijnberg,

Hugh R. Frater, and Noah Knauf. Ms. Wijnberg serves as the Chairperson of the committee. Our Board has affirmatively determined that each of Ms. Wijnberg, Mr. Frater, and Mr. Knauf is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the NYSE rules, including those related to Audit Committee membership.

The members of our Audit Committee meet the requirements for financial literacy under the applicable NYSE rules. In addition, our Board of Directors has determined that Ms. Wijnberg qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Neither Mr. Frater nor Mr. Knauf currently serve on the audit committee of more than three public companies. In addition to Hippo, Ms. Wijnberg serves on the audit committees of Automatic Data Processing, Inc., Cognizant Technology Solutions Corporation, and T. Rowe Price Group, Inc. Our Board of Directors has determined that Ms. Wijnberg’s simultaneous service on these committees does not impair her ability to effectively serve on our Audit Committee.

The Audit Committee (including, prior to the closing of the Business Combination, the Audit Committee of Old Hippo) met seven times in 2021.

Compensation Committee

Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:

•

reviewing and approving corporate goals and objectives relevant to the compensation of Hippo’s Chief Executive Officer, evaluating the performance of Hippo’s Chief Executive Officer in light of these goals and objectives and setting or making recommendations to Hippo’s board of directors regarding the compensation of Hippo’s Chief Executive Officer;

•	reviewing and setting or making recommendations to Hippo’s board of directors regarding the compensation of Hippo’s other executive officers;

•	making recommendations to Hippo’s board of directors regarding the compensation of Hippo’s directors;

•	reviewing and approving or making recommendations to Hippo’s board of directors regarding Hippo’s incentive compensation and equity-based plans and arrangements; and

•	appointing and overseeing any compensation consultants.

Pursuant to the Compensation Committee’s charter, which is available on our investor relations website at https://investors.hippo.com/overview/default.aspx, the Compensation Committee has the authority to retain or obtain advice from compensation consultants, legal counsel or other advisors. In 2021, the Compensation Committee engaged Radford Data & Analytics from Aon (“Radford”), a compensation consulting firm, to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. As part of this process, the Compensation Committee reviewed a compensation assessment provided by Radford comparing our compensation to that of a group of peer companies within our industry and met with Radford to discuss our executive and non-employee director compensation and to receive input and advice. Radford reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Radford and has determined that Radford’s work does not raise a conflict of interest. In addition, the compensation committee evaluated the independence of its other outside advisors to the Compensation Committee, including outside legal counsel, considering the same independence factors and concluded their work for the Compensation Committee does not raise any conflicts of interest. The Compensation Committee operates under a written charter that satisfies the applicable standards of the SEC and NYSE.

Our executive officers submit proposals to our Compensation Committee regarding our executive and director compensation. Our Chief Executive Officer, Mr. Wand, also serves on our board of directors. By serving multiple roles, Mr. Wand is uniquely positioned to help the board and the Compensation Committee in many of its compensation decisions as he possesses detailed knowledge of the issues, opportunities and challenges facing the company, its business and its industry, which help him to identify the key performance measures and indicators that may be used in setting incentive-based compensation. In his role as our Chief Executive Officer, Mr. Wand is also close enough to our day-to-day operations to be able to identify key contributors and top performers within the company, so as to ensure that their compensation accurately reflects their responsibilities, performance, future expectations, and experience levels. While Mr. Wand recuses himself from any Board discussions that involve his own compensation, his recommendations and feedback, along with the feedback and recommendations of our other senior executive officers, are often taken into consideration by our Compensation Committee when setting compensation levels.

In fulfilling its responsibilities, the Compensation Committee has the authority to delegate any or all of its responsibilities to one or more subcommittees.

The members of our Compensation Committee are Eric Feder, Noah Knauf, and Sam Landman. Mr. Knauf serves as the Chairperson of the Compensation Committee. Each member of the Compensation Committee qualifies as an independent director under NYSE’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.

The Compensation Committee (including, prior to the closing of the Business Combination, the Compensation Committee of Old Hippo) met five times in 2021.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee’s responsibilities include:

•	identifying individuals qualified to become members of Hippo’s Board of Directors, consistent with criteria approved by Hippo’s Board of Directors;

•	recommending to Hippo’s Board of Directors the nominees for election to Hippo’s Board of Directors at annual meetings of Hippo’s stockholders;

•	overseeing the annual self-evaluation of Hippo’s Board of Directors and management;

•	reviewing Board committee structure and recommending directors to serve as committee members; and

•	developing and recommending to Hippo’s Board of Directors a set of corporate governance guidelines.

The Nominating and Corporate Governance Committee charter is available on our website at https://investors.hippo.com/overview/default.aspx. The members of our Nominating and Corporate Governance Committee are Amy Errett, Lori Dickerson Fouché, Sam Landman, and Sandra Wijnberg. Ms. Dickerson Fouché serves as the Chairperson of the Nominating and Corporate Governance Committee. Each member of the Nominating and Corporate Governance Committee qualifies as independent under the NYSE rules. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders.

The Nominating and Corporate Governance Committee did not meet in 2021.

EXECUTIVE COMPENSATION

As an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, as amended, we are not required to make certain disclosures related to executive compensation, such as providing a Compensation Discussion and Analysis section or holding a non-binding advisory vote on executive compensation, and we have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

We seek to ensure that the total compensation paid to our executive officers is reasonable and competitive. Compensation of our executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives.

Our named executive officers, consisting of our principal executive officer and the next two most highly compensated executive officers (the “NEOs”), for the fiscal year ended December 31, 2021 were:

•	Assaf Wand, Co-Founder and Chief Executive Officer;

•	Richard McCathron, President; and

•	Stewart Ellis, Chief Financial Officer.

This discussion may include forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation programs.

Summary Compensation Table

The following table sets forth information concerning the compensation of our NEOs for the years ended December 31, 2020 and December 31, 2021.

Name and Principal Position	Year	Salary ($)(1)		Option Awards ($)(2)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Assaf Wand, Co-Founder and Chief Executive Officer	2021	368,216	(1)	—	—	1,204,053	1,572,269
	2020	258,333		—	—	—	258,333
Richard McCathron, President	2021	383,333		1,106,327	1,388,781	—	2,878,441
	2020	300,000		1,369,064	—	31,222	1,700,286
Stewart Ellis, Chief Financial Officer	2021	391,667		1,105,481	1,388,781	1,170,703	4,056,632
	2020	350,000		1,158,035	—	—	1,508,035

(1)

From September to December 2021, compensation amounts received in non-U.S. currency have been converted into U.S. dollars using an exchange rate of 3.19 New Israeli Shekel (“NIS”) per dollar (which was the average exchange rate for 2021).

(2)

Amounts reported represent the aggregate grant-date fair value of the stock options awarded to the NEOs, calculated in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 17 to our financial statements in our Annual Report on Form 10-K. The NEOs will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.

(3)

Amounts reported in 2021 represent the aggregate dollar value of the forgiveness of Messrs. Wand’s and Ellis’s loan extended pursuant to that certain Partial Recourse Promissory Note and Stock Pledge Agreement by and between us and the applicable NEO and all interest accrued thereon has been forgiven upon the consummation of the Business Combination. Amounts reported in 2020 represent travel and lodging expenses in connection with Mr. McCathron’s travel from his home office in Austin, Texas to Hippo’s offices in the Bay Area, California.

Elements of the Company’s Executive Compensation Program

For the year ended December 31, 2021, the compensation for each NEO generally consisted of a base salary, standard employee benefits, equity grants, and a retirement plan. We do not provide annual cash bonuses to our NEOs. These elements (and the amounts of compensation and benefits under each element) were selected because we believe they are necessary to help us attract and retain executive talent which is fundamental to our success. Below is a more detailed summary of the current executive compensation program as it relates to our named executive officers.

Base Salaries

The NEOs receive a base salary to compensate them for services rendered to our Company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. In 2021, Mr. Wand’s base salary was $300,000 (raised to $450,000 in September 2021), Mr. McCathron’s base salary was $350,000 (raised to $450,000 in September 2021), and Mr. Ellis’s base salary was $350,000 (raised to $475,000 in September 2021).

Equity Compensation

We maintain an equity incentive plan, the 2021 Incentive Award Plan, referred to below as the 2021 Plan, in order to facilitate the grant of cash and equity incentives to directors, employees (including our NEOs), and consultants of our company and certain of its affiliates and to enable our company and certain of its affiliates to obtain and retain services of these individuals, which is essential to our long-term success. The 2021 Plan provides our employees (including the named executive officers), consultants, non-employee directors, and other service providers and those of our affiliates the opportunity to participate in the equity appreciation of our business through the receipt of options to purchase shares of our common stock or restricted stock units. We believe that such stock options encourage a sense of proprietorship and stimulate interest in our development and financial success.

Prior to implementing the 2021 Plan, Hippo granted stock options to its employees, including named executive officers, in order to attract and retain them, as well as to align their interest with the interests of Hippo’s stockholders. In order to provide a long-term incentive, these stock options generally vest over four years subject to continued service.

Hippo did not grant any equity awards to Mr. Wand in 2021.

In September 2021, we granted each of Mr. McCathron and Mr. Ellis an option to purchase 633,875 shares of Hippo common stock for an exercise per share of $5.87, which was the fair market value of Hippo’s common stock on the date of grant, as determined by its board of directors. Each option vests and become exercisable in respect of 1/16th of the total number of shares for each of the first four quarters following the September 15, 2021, and thereafter shall vest and become exercisable in respect of 3/16ths of the remaining four quarters, so that 100% of the shares subject to such option shall be vested on September 15, 2023, subject to the applicable NEO’s continued service with us through the applicable vesting date. In addition, in November 2021, we granted each of Mr. McCathron and Mr. Ellis 345,468 restricted stock units, or RSUs. Each award of restricted stock units vest in 1/16th of the total number of RSUs for each of the first four quarters following November 15, 2021, and thereafter shall vest in respect of 3/16ths of the remaining four quarters, so that 100% of the RSUs vest on November 15, 2023, subject to the applicable NEO’s continued service with us through the applicable vesting date.

Other Elements of Compensation

Retirement Plans

Hippo maintains a 401(k) retirement savings plan for Hippo employees, including the NEOs, who satisfy certain eligibility requirements. The NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. Hippo believes that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of its executive compensation package and further incentivizes its employees, including the NEOs, in accordance with its compensation policies.

All of Hippo’s full-time employees, including the NEOs, are eligible to participate in Hippo’s health and welfare plans. These health and welfare plans include medical, dental and vision benefits; short-term and long-term disability insurance; and supplemental life and AD&D insurance.

Perquisites and Other Personal Benefits

Hippo determines perquisites on a case-by-case basis and will provide a perquisite to a NEO when it believes it is necessary to attract or retain the NEO. In 2021, Hippo forgave loans (and all interest accrued thereon) that were extended to Mr. Wand and Mr. Ellis pursuant to a Partial Recourse Promissory Note and Stock Pledge Agreement upon the consummation of the Business Combination in the amounts set forth in the Summary Compensation Table. No other additional perquisites were extended to NEOs in 2021.

No Tax Gross-Ups

We do not make gross-up payments to cover our NEOs’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by us.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2021.

			Option Awards				Stock Awards
Name	Vesting Commencement Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units That Have Not Vested ($)(1)
Assaf Wand	10/15/2019	(2)	4,586,013	4,586,020	0.81	10/14/2029	—	—
	1/23/2019	(3)	—	—	—	—	928,719	2,628,275
Richard McCathron	11/15/2021	(4)	—	—	—	—	345,468	977,674
	9/15/2021	(5)	39,617	594,258	5.87	9/10/2031	—	—
	12/1/2020	(6)	—	—	—	—	782,353	2,214,059
	8/27/2020	(7)	231,811	463,622	1.06	9/28/2030	—	—
	5/13/2019	(7)	74,792	307,874	0.34	5/15/2029	—	—
	1/23/2018	(8)	130,992	32,601	0.16	1/23/2028	—	—
Stewart Ellis	11/9/2021	(4)	—	—	—	—	345,468	977,674
	9/15/2021	(5)	39,617	594,258	5.87	9/10/2031	—	—
	12/1/2020	(9)	—	—	—	—	782,353	2,214,059
	2/25/2019	(10)	—	—	—	—	1,041,918	2,948,628

(1)	Represents the fair market value per share of our common stock of $2.83 on December 31, 2021, multiplied by the number of shares that had not vested as of that date.
(2)

1/4th of the shares subject to the option vest on the first anniversary of the vesting commencement date, and 1/16th of the shares subject to the option vest on each quarterly anniversary thereafter, subject to continued service with us through the applicable vesting date. If the NEO’s employment with us is terminated without cause or the NEO’s employment is constructively terminated in connection with a change of control, 50% of the shares subject to the option will vest and become exercisable on the date of termination.

(3)

Mr. Wand purchased 3,429,118 shares upon early exercise of his option prior to vesting. The unvested shares are subject to repurchase by us at the original exercise price of $0.34 per share upon a termination of Mr. Wand’s service. The shares vest as to 1/48th of the shares on each monthly anniversary of the vesting commencement date, subject to continued service with us through the applicable vesting date. Notwithstanding the foregoing, 100% of the unvested shares will vest upon a change in control.

(4)

The RSUs shall vest in 1/16th of the total number of RSUs for each of the first four quarters following the Vesting Commencement Date, and thereafter shall vest in respect of 3/16ths of the remaining four quarters, subject to continued service with us through the applicable vesting date.

(5)

1/16th of the shares on each of the first four quarterly anniversary following the vesting commencement date, and 3/16ths of the shares on each of the remaining four quarterly anniversaries thereafter, subject to continued service with us through the applicable vesting date.

(6)

Mr. McCathron purchased 1,043,149 shares upon early exercise of an option prior to vesting. The unvested shares are subject to repurchase by us at the original exercise price of $1.06 per share upon a termination of Mr. McCathron’s service. The shares vest as to 1/48th of the shares vest on each monthly anniversary of the vesting commencement date, subject to continued service with us through the applicable vesting date.

(7)	1/48th of the shares subject to the option vest on each monthly anniversary of the vesting commencement date, subject to continued service with us through the applicable vesting date.
(8)	1/16th of the shares subject to the option vest on each quarterly anniversary of the vesting commencement date, subject to continued service with us through the applicable vesting date.
(9)

Mr. Ellis purchased 1,043,149 shares upon early exercise of his option prior to vesting. The unvested shares are subject to repurchase by us at the original exercise price of $1.06 per share upon a termination of Mr. Ellis’s service. The shares vest as to 1/48th of the shares on each monthly anniversary of the vesting commencement date, subject to continued service with us through the applicable vesting date. Notwithstanding the foregoing, 100% of the unvested shares will vest upon a change in control.

(10)

Mr. Ellis purchased 3,334,136 shares upon early exercise of his option prior to vesting. The unvested shares are subject to repurchase by us at the original exercise price of $0.34 per share upon a termination of Mr. Ellis’s service. 1/4th of the shares will vest on the on first anniversary of the vesting commencement date, and the remaining 3/4ths vest quarterly over three years subject to continued service with us through the applicable vesting date. Notwithstanding the foregoing, 100% of the unvested shares will vest upon a change in control.

Executive Compensation Arrangements

Employment Arrangements

Assaf Wand

Mr. Wand’s offer letter does not provide for severance or other payments in connection with a termination of employment or change in control of our company.

Richard McCathron

Mr. McCathron’s offer letter provides that 50% of the shares subject to the option granted to him in March 2017 will vest if both (i) our control is transferred in a transaction for cash or liquid securities, and (ii) his employment is constructively terminated or terminated without cause within 12 months thereafter.

Stewart Ellis

Mr. Ellis’s offer letter provides that 100% of the shares subject to the option granted to him in February 2019 will vest if (i) a sale event is consummated, (ii) within 30 days prior to such sale event he continues to have a service relationship, and (iii) his employment is constructively terminated or terminated without cause within 12 months following the consummation of such sale event.

NON-EMPLOYEE DIRECTOR COMPENSATION

Non-Employee Director Compensation Program

On August 2, 2021, we adopted a Non-Employee Director Compensation Program. Hippo has not historically maintained a formal non-employee director compensation program and did not pay any director any cash or grant any equity awards in 2021 prior to the adoption of the Non-Employee Director Compensation Program. Pursuant to the Non-Employee Director Compensation Program, our non-employee directors will receive cash compensation as follows:

•

Each non-employee director will receive an annual cash retainer in the amount of $35,000 per year. Lead independent director of the board will receive an additional annual cash compensation in the amount of $22,500 per year for such lead independent director’s service on the board.

•

The chairperson of the audit committee will receive additional annual cash compensation in the amount of $20,000 per year for such chairperson’s service on the audit committee. Each non-chairperson member of the audit committee will receive additional annual cash compensation in the amount of $10,000 per year for such member’s service on the audit committee.

•

The chairperson of the compensation committee will receive additional annual cash compensation in the amount of $12,000 per year for such chairperson’s service on the compensation committee. Each non-chairperson member of the compensation committee will receive additional annual cash compensation in the amount of $6,000 per year for such member’s service on the compensation committee.

•

The chairperson of the nominating and corporate governance committee will receive additional annual cash compensation in the amount of $8,000 per year for such chairperson’s service on the nominating and corporate governance committee. Each non-chairperson member of the nominating and corporate governance committee will receive additional annual cash compensation in the amount of $4,000 per year for such member’s service on the nominating and corporate governance committee.

Director fees will be payable in cash in arrears in four equal quarterly installments not later than 30 days following the final day of each calendar quarter, provided that the amount of each payment will be prorated for any portion of a quarter that a director is not serving on our board.

Under the Non-Employee Director Compensation Program, each non-employee director will automatically be granted that number of RSUs calculated by dividing (i) $300,000 by (ii) the grant date value upon the director’s initial appointment or election to our board of directors, referred to as the Initial Grant, and that number of RSUs calculated by dividing (i) $150,000 by (ii) the grant date value automatically on the date of each annual stockholder’s meeting thereafter, referred to as the Annual Grant. Each non-employee director who was elected to the board within one year of the date of the Business Combination, subject to the registration of the common stock on a Form S-8, was granted an Initial Grant automatically on the date following the date on which the registration of our common stock on a Form S-8 was effective, subject to the director’s continued service through the date of grant. The Initial Grant will vest as to one-third of the RSUs on each anniversary of the date of grant (or for Initial Grants made effective upon the Form S-8, the date when the director commenced services on the board), subject to continued service through each applicable vesting date. The Annual Grant will vest in full on the earlier of (i) the first anniversary of the date of grant and (ii) immediately prior to the next annual stockholder’s meeting following the date of grant, subject to continued service through each applicable vesting date. All equity awards held by a director will vest in full upon the consummation of a Change in Control (as defined in the 2021 Equity Incentive Plan).

Non-Employee Director Compensation

The following table sets forth information regarding the compensation earned for service on the Board by our non-employee directors during the year ended December 31, 2021. The compensation for Messrs. Wand and McCathron as executive officers is set forth above under “ —Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Amy Errett	16,250	132,600	148,850
Eric Feder	17,083	132,600	149,683
Lori Dickerson Fouché	19,583	132,600	152,183
Hugh R. Frater	18,750	132,600	151,350
Noah Knauf	23,750	132,600	156,350
Sam Landman	18,750	132,600	151,350
Sandra Wijnberg	33,958	132,600	166,558

(1)

Amounts reported represent the aggregate grant-date fair value of the restricted stock units awarded to the non-employee directors, calculated in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 17 to our financial statements in our Annual Report on Form 10-K.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) and unvested stock awards held as of December 31, 2021 by each non-employee director who was serving as of December 31, 2021.

Name	Stock Awards Outstanding at Year End (#)	Option Awards Outstanding at Year End (#)
Amy Errett	30,000	—
Eric Feder	30,000	—
Lori Dickerson Fouche	30,000	—
Hugh R. Frater	30,000	—
Noah Knauf	30,000	—
Sam Landman	30,000	—
Sandra Wijnberg	30,000	243,401

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our common stock, and (ii) each of our directors and named executive officers, and (iii) all of our executive officers and directors as a group, as of April 1, 2022, unless otherwise indicated.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise.

We have based our calculation of the percentage of beneficial ownership on 567,175,909 shares of common stock outstanding as of April 1, 2022.

Name and Address of Beneficial Owner (1)	Number of Shares of Hippo Holdings Common Stock	+60 Days Vested	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
Fifth Wall Ventures, L.P. and affiliates(2)	51,812,546	—	51,812,546	9.14%
LEN FW INVESTOR, LLC and affiliates (3)	77,189,421	—	77,189,421	13.61%
Mitsui Sumitomo Insurance Co., Ltd (4)	39,555,425	—	39,555,425	6.97%
Bond Capital Fund, LP and affiliate (5)	30,003,193	—	30,003,193	5.29%
Named Executive Officers and Directors
Assaf Wand (6)	32,384,660	4,586,013	36,970,673	6.52%
Richard McCathron (7)	2,771,530	651,072	3,422,602	*
Stewart Ellis (8)	3,391,203	39,617	3,430,820	*
Amy Errett	—	—	—	—
Eric Feder (9)	125,000	—	125,000	*
Lori Dickerson Fouche	—	—	—	—
Hugh R. Frater (10)	1,076,362	—	1,076,362	*
Noah Knauf (11)	167,213	—	167,213	*
Sam Landman	11,813	—	11,813	*
Sandra Wijnberg (12)	117,000	101,416	218,416	*
Ran Harpaz (13)	2,104,125	66,582	2,170,707	*
Simon Fleming-Wood	—	544,684	544,684	*
All executive officers and directors as a group	42,148,906	5,989,384	48,138,290	8.49%

*	Less than one percent
(1)	Unless otherwise noted, the business address of each of those listed in the table above is c/o Hippo Holdings Inc., 150 Forest Avenue, Palo Alto, California 94301.
(2)

Based solely on a Schedule 13G filed with the SEC on August 12, 2021 and a Form 4 filed with the SEC on April 12, 2022. Consists of 51,812,546 shares of common stock, of which (i) 25,974,574 are shares of common stock directly held by Fifth Wall Ventures SPV IV, L.P., (ii) 229,302 are common stock directly held by Fifth Wall Ventures SPV XVII, L.P. and (iii) 25,608,670 are shares of common stock directly held by Fifth Wall Ventures, L.P. Fifth Wall Ventures GP, LLC is the general partner of Fifth Wall Ventures SPV XVII, L.P., Fifth Wall Ventures SPV IV, L.P. and Fifth Wall Ventures, L.P., each a Delaware limited partnership (the “Subsidiary Funds”). Fifth Wall Ventures Management, L.P. serves as the sole manager of Fifth Wall Ventures GP, LLC. Fifth Wall Ventures Management GP, LLC is the general partner of Fifth

Wall Ventures Management, L.P. Each of Fifth Wall Ventures GP, LLC, Fifth Wall Ventures Management, L.P. and Fifth Wall Ventures Management GP, LLC expressly disclaims beneficial ownership of the shares held by each Subsidiary Fund. Each Subsidiary Fund expressly disclaims ownership of any shares held by any other Subsidiary Fund. Fifth Wall Ventures SPV IV, L.P. has granted LEN FW Investor, LLC an irrevocable voting proxy in respect of the shares referred to in clause (i) herein, which are held directly by Fifth Wall Ventures SPV IV L.P. The address of the above persons and entities is 6060 Center Drive, Los Angeles, California 90045.
(3)

Based solely on a Schedule 13D/A filed with the SEC on April 12, 2022. Consists of 77,189,421 shares of Hippo Holdings common stock, as to which (i) 51,465,797 are common stock held directly by LEN FW Investor, LLC and (ii) 25,723,624 are common stock held directly by Fifth Wall Ventures SPV IV L.P. Fifth Wall Ventures SPV IV, L.P. has granted LEN FW Investor, LLC an irrevocable voting proxy in respect of the shares referred to in clause (ii) herein, which are held directly by Fifth Wall Ventures SPV IV L.P. Because LEN FW Investor, LLC has agreed not to vote with regard to more than 9.99% of the voting securities of Hippo Holdings, and LEN FW Investor, LLC directly owns or has voting power with regard to more than 9.99% of Hippo Holdings common stock, LEN FW Investor, LLC denies beneficial ownership of the shares as to which it holds an irrevocable proxy to the extent they would increase LEN FW Investor, LLC’s voting power above 9.99%. Eric Feder is currently a member of our board of directors and an officer of the parent of LEN FW Investor, LLC. The address of the above persons and entities is 700 Northwest 107th Avenue, Miami, Florida 33172.

(4)	Based solely on a Schedule 13D filed with the SEC on August 12, 2021. Mitsui Sumitomo Insurance Co., Ltd.’s address is 9, Kanda-Surugadai 3-chome, Chiyoda-Ku, Tokyo, Japan.
(5)

Based solely on a Schedule 13D filed with the SEC on February 9, 2022. Consists of 29,962,810 shares of common stock beneficially owned by BOND Capital Fund, LP and 40,383 shares of Common Stock beneficially owned by BOND Capital Founders Fund, LP, all of which are held of record by BOND Capital Fund, LP as nominee for BOND Capital Fund, LP and BOND Capital Founders Fund, LP (together, the “BOND Funds”). The general partner of the Bond Funds is BOND Capital Associates, LLC. Noah Knauf, a member of our board of directors, is a managing member of BOND Capital Associates, LLC and shares voting and dispositive power over the shares held for the account of the BOND Funds. The address of each of the BOND Funds is 100 The Embarcadero, San Francisco, California 94105.

(6)

Consists of (i) 36,970,673 shares of common stock, of which approximately 17,151,793 shares are held by Mr. Wand and 15,232,867 shares are held by Mr. Wand as trustee of a trust, and (ii) approximately 4,586,013 shares of common stock issuable pursuant to Hippo options, all of which are held directly by Mr. Wand.

(7)

Consists of (i) 3,422,602 shares of Hippo Holdings common stock, of which approximately 2,771,530 shares are held by Mr. McCathron and (ii) 651,072 shares of common stock issuable pursuant to Hippo options.

(8)

Consists of (i) 3,391,203 shares of common stock, of which approximately 3,132,825 shares are held by Mr. Ellis and 258,375 shares are held by Mr. Ellis as trustee of a trust, and (ii) approximately 39,617 shares of common stock issuable pursuant to Hippo options, all of which are held directly by Mr. Ellis.

(9)	125,000 shares of common stock are held under Beep Investment LLC, all of which is own by Eric Feder.
(10)	Consists of 1,076,362 shares of common stock, all of which are held by Mr. Frater as trustee of a trust.
(11)	Noah Knauf, a member of our board of directors, is a managing member of BOND Capital Associates, LLC and shares voting and dispositive power over the shares held for the account of the BOND Funds.
(12)

Consists of (i) 218,416 shares of common stock, of which approximately 177,000 shares are held by Mrs. Wijnberg as trustee of a trust and (ii) 101,416 shares of common stock issuable pursuant to Hippo options

(13)	Consists of (i) 2,170,707 shares of common stock, of which approximately 2,104,125 shares are held by Mr. Harpaz and (ii) 66,582 shares of common stock issuable pursuant to Hippo options.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following is a summary of transactions since January 1, 2020 in which:

•	Hippo was or is to be a participant following the closing of the Business Combination or Old Hippo was a participant prior to the closing of the Business Combination;

•	the amount involved exceeds or will exceed $120,000; and

•

any director, executive officer or beneficial holder of more than 5% of our capital stock of (i) Hippo following the closing of the Business Combination or (ii) Old Hippo prior to the closing of the Business Combination, or any immediate family member of, or person sharing the household with, any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Note Purchase Agreement (November 2020)

In November 2020, Old Hippo entered into a note purchase agreement with respect to the issuance of up to an aggregate of $400 million in convertible notes (the “Hippo notes”). The Hippo notes provided for an annual payment-in-kind interest rate of 2.5%, or 5.0% after the 15-month anniversary of the interest commencement date if no conversion event had occurred, and 7.5% after the 21-month anniversary of the interest commencement date if no conversion event had occurred, with a maturity date of November 30, 2023. In connection with the Business Combination, the Hippo notes converted into shares of Hippo common stock equal to ninety percent of the fair market value of the lowest price offered in the private placement in connection with the PIPE investment. Upon conversion of outstanding principal and unpaid, accrued interest under the Hippo notes, $350,000,000 in aggregate principal amount of Hippo notes held by Mitsui Sumitomo Insurance Co., Ltd. was converted into 39,396,604 shares of Hippo common stock. Mitsui Sumitomo Insurance Co., Ltd. is a beneficial owner of more than 5% of Hippo capital stock.

Series E Preferred Stock Financing (July 2020)

In July 2020, Old Hippo issued an aggregate of 7,628,075 shares of Series E preferred stock at $19.6642 per share for aggregate proceeds to Old Hippo of approximately $150 million.

The table below sets forth the number of shares of Series E preferred stock sold to Hippo or Old Hippo directors, executive officers, or owners of more than 5% of a class of Hippo or Old Hippo capital stock, or an affiliate or immediate family member thereof:

Name	Number of Shares of Series E Preferred Stock	Aggregate Purchase Price ($)
Bond Capital Fund, LP(1)	915,369	17,999,999.09
Comcast Ventures, LP(2)	50,853	999,983.57
Fifth Wall Ventures, L.P.(3)	66,109	1,299,980.60
LEN FW Investor, LLC(4)	381,403	7,499,984.88
RPM Ventures III, L.P.(5)	50,853	999,983.57

(1)

Bond Capital Fund, LP and its affiliated funds beneficially owned (in the aggregate) more than 5% of the Old Hippo capital stock outstanding at the time of the Series E preferred stock financing. Noah Knauf is currently, and was at the time of the Series E preferred stock financing, a member of the Hippo or Old Hippo Boards of Directors and a Member of the General Partner of Bond Capital Fund, LP.

(2)

Comcast Ventures, LP and its affiliates beneficially owned (in the aggregate) more than 5% of the Old Hippo capital stock outstanding at the time of the Series E preferred stock financing. Sam Landman is currently, and was at the time of the Series E preferred stock financing, a member of the Hippo or Old Hippo Boards of Directors and is no longer currently, but was at the time, a Managing Director of Comcast Ventures, LP.
(3)

Fifth Wall Ventures, L.P. and their affiliated funds beneficially owned (in the aggregate) more than 5% of the Old Hippo capital stock outstanding at the time of the Series E preferred stock financing.

(4)

LEN FW Investor, LLC beneficially owned more than 5% of the Old Hippo capital stock outstanding at the time of the Series E preferred financing. Eric Feder is an officer of the parent of LEN FW Investor, LLC and is currently, and was at the time of the Series E preferred stock financing, a member of Hippo’s or Old Hippo’s Board of Directors.

(5)	RPM Ventures III, L.P. and its affiliates beneficially owned (in the aggregate) more than 5% of the Old Hippo capital stock outstanding at the time of the Series E preferred stock financing.

Stock Transfer Agreements

Since January 1, 2020, the following directors, executive officers or beneficial owners of more than 5% of a class of Old Hippo capital stock transferred or received shares of Old Hippo capital stock pursuant to certain stock transfer agreements:

•	Stock Transfer Agreement by and between Assaf Wand and the Wand Family Delaware Trust dated May 13, 2020.

•	Stock Transfer Agreement by and between the Wand Family Delaware Trust and Bond Capital Fund, LP dated July 20, 2020.

•	Stock Transfer Agreement by and between the Wand Family Delaware Trust and NPC Opportunity Fund dated July 20, 2020.

•	Stock Transfer Agreement by and between the Wand Family Delaware Trust and Innovius Capital Canopus I, L.P. dated July 21, 2020.

•	Stock Transfer Agreement by and between the Wand Family Delaware Trust and Celestial Ally Limited dated July 27, 2020.

•	Stock Transfer Agreement by and between Ran Harpaz and Innovius Capital Canopus I, L.P. dated July 21, 2020.

•	Stock Transfer Agreement by and between Ran Harpaz and Eric Reiner dated July 23, 2020.

•	Stock Transfer Agreement by and between Stewart Ellis and Innovius Capital Canopus I, L.P. dated July 21, 2020.

Warrants

In December 2018, Hippo issued a warrant to purchase common stock to Comcast Warranty and Home Insurance Agency, LLC (the “Comcast Warrant”), exercisable for up to an aggregate of 4,738,051 shares at a warrant price of $0.01 per share subject to the achievement of certain specified milestones. In December 2020, the warrant was amended to make it exercisable for up to 62,500 shares of Hippo common stock without any vesting requirements. The Comcast Warrant is no longer outstanding.

In December 2017, Old Hippo issued a warrant to purchase common stock to Fifth Wall Ventures SPV IV, L.P. (the “Fifth Wall Warrant”), as amended in October 2018 and March 2021, for up to an aggregate of 4,738,051 shares at a warrant price of $0.01 per share. The Fifth Wall Warrant is no longer outstanding.

Director and Executive Officer Compensation

Please see “Executive Compensation” for information regarding the compensation of Hippo directors and executive officers.

Employment Agreements

Hippo has entered into employment agreements with its executive officers. For more information regarding these agreements, see “Executive Compensation — Employment Arrangements.”

Indemnification Agreements and Directors’ and Officers’ Liability Insurance

Hippo has entered into indemnification agreements with each of its directors and executive officers. These agreements require Hippo to, among other things, indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of Hippo, arising out of the person’s services as a director or executive officer. Hippo has obtained an insurance policy that insures Hippo’s directors and officers against certain liabilities, including liabilities arising under applicable securities laws.

Investors’ Rights Agreement

Old Hippo entered into an amended and restated investors’ rights agreement with the purchasers of Old Hippo preferred stock, including entities with which certain Hippo and Old Hippo directors were or are affiliated. Upon the closing of the Business Combination, the amended and restated investors’ rights agreement terminated.

Voting Agreement

Old Hippo entered into an amended and restated voting agreement with certain holders of Old Hippo common stock and Old Hippo preferred stock. Upon the closing of the Business Combination, the amended and restated voting agreement terminated.

Right of First Refusal and Co-Sale Agreement

Old Hippo entered into an amended and restated right of first refusal and co-sale agreement with certain holders of Old Hippo common stock and Old Hippo preferred stock. Upon the closing of the Business Combination, the amended and restated right of first refusal and co-sale agreement terminated.

Registration Rights Agreement

At the closing of the Business Combination, Hippo, Reinvent Technology Partners Z, and the other holders of Reinvent Technology Partners Z Class B ordinary shares, certain former stockholders of Old Hippo, including certain of Hippo’s directors and officers, and Reinvent Capital Fund entered into the Registration Rights Agreement pursuant to which Hippo agreed to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of Hippo common stock and other equity securities of Hippo that are held by the parties thereto from time to time. Pursuant to the Registration Rights Agreement, Hippo agreed to file a shelf registration statement registering the resale of the Hippo common stock (including the Hippo warrants and shares of Hippo common stock issued or issuable upon the exercise of any other equity security) held by a party immediately following the closing, including any securities distributable pursuant to the merger agreement with Reinvent Technology Partners Z and any shares of Hippo common stock purchased pursuant to those certain subscription agreements entered into by and between Reinvent Technology Partners Z and certain qualified institutional buyers and accredited investors (the “PIPE Investment”) within 30 days of the closing. Up to twice in any 12-month period, Reinvent Technology Partners Z, Reinvent Capital Fund and the former stockholders of Old Hippo may each request to sell all or any portion of their Registrable Securities (as defined in the Registration Rights Agreement) in an underwritten offering so long as the total offering price is reasonably expected to exceed $100 million. Hippo also agreed to provide customary “piggyback” registration rights, subject to certain requirements and customary conditions. The Registration Rights Agreement also provides that Hippo will pay certain expenses relating to such registrations and indemnify the stockholders against certain liabilities.

Lockup Agreements

At the closing of the Business Combination, Hippo entered into lock-up agreements with (i) certain of the Company’s directors and officers (as defined in the Merger Agreement) (the “Company D&O Lock-Up Agreements”), and (ii) each of the major company equityholders (as defined in the Merger Agreement) (the “Major Company Equityholders Lock-Up Agreements”).

The Company D&O Lock-Up Agreements contain certain restrictions on transfer with respect to shares of Hippo common stock held by the Company’s directors and officers immediately following the closing (other than shares purchased in the public market or in the PIPE Investment) and the shares of Hippo common stock issuable to the Company’s directors and officers upon settlement or exercise of restricted stock units, stock options or other equity awards outstanding as of immediately following the closing of the Business Combination in respect of equity awards of Hippo outstanding immediately prior to the closing of the Business Combination (the “D&O Lock-up Shares”). Such restrictions began at the closing and end in tranches of 25% of the D&O Lock-up Shares on (i) February 2, 2022, (ii) August 2, 2022, (iii) February 2, 2023, and (iv) August 2, 2023. If Hippo completes a transaction that results in a change of control, the D&O Lock-up Shares are released from restriction immediately prior to such change of control.

Acquisition

In December 2020, Old Hippo acquired First Connect Insurance Services, a wholesale P&C insurance provider for independent agents interested in gaining access to the advanced quoting platforms that are provided by insurtech companies. One of Hippo’s directors and executive officers, Richard McCathron, was the President and Chief Executive Officer of First Connect Insurance Services from 2012 to 2017 and owned greater than 10% of First Connect Insurance Services prior to the time of the transaction. The Company paid Mr. McCathron $6.4 million for his equity interests in First Connect Insurance Services in connection with the transaction.

Commercial Transactions

Our subsidiary Spinnaker Insurance Company entered into a Homeowners Quota Share Reinsurance Contract with Mitsui Sumitomo Insurance Co., Ltd. effective January 1, 2021 relating to the cession of certain premiums and liabilities for business written by or through Hippo Analytics, Inc. Mitsui Sumitomo Insurance Co., Ltd. is currently and was at the time the agreement was executed a beneficial owner of more than 5% of Hippo or Old Hippo capital stock.

In February 2020, Comcast Neptune, LLC assumed the Master Services Agreement between Loop Labs, Inc. d/b/a Notion and Old Hippo. Comcast Neptune, LLC and/or its affiliated funds are former beneficial owners of more than 5% of outstanding Hippo or Old Hippo capital stock. Old Hippo incurred a total of $3.2 million of expenses during the year ended December 31, 2020 related to this services agreement. Hippo incurred a total of $2.7 million of expenses during the year ended December 31, 2021 related to this services agreement.

In October 2020, Old Hippo entered into a Master Services Agreement with Forecast Labs, LLC, which operates a startup studio for Comcast Ventures, LP, which provides accelerator and incubator services to select portfolio companies of Comcast Ventures. At the time the agreement was executed, Comcast Ventures and its affiliated funds were beneficial owners of more than 5% of outstanding Old Hippo capital stock. Old Hippo incurred a total of $2.2 million of expenses during the years ended December 31, 2020 and 2019 related to this agreement. Hippo incurred a total of $1.7 million of expenses during the year ended December 31, 2021 related to this agreement.

In February 2018, Old Hippo entered into a Co-Marketing Program Agreement with Comcast Warranty and Home Insurance Agency, LLC. Comcast Warranty and Home Insurance, LLC and/or its affiliated funds are former beneficial owners of more than 5% of outstanding Hippo or Old Hippo capital stock. Old Hippo incurred a total of $500,000 of expenses during the years ended December 31, 2020, 2019 and 2018 related to this program agreement. Hippo incurred a total of $191,000 of expenses during the year ended December 31, 2021 related to this program agreement.

In April 2019, Old Hippo entered into a Limited Liability Company Agreement with CalAtlantic Title Group, LLC, an affiliate of Lennar Insurance Agency, LLC, in connection with the acquisition of North American Advantage Insurance Services, LLC. Lennar Insurance Agency, LLC and its affiliated funds were beneficial owners of more than 5% of outstanding Old Hippo capital stock. Old Hippo incurred a total of $3.2 million of expenses and $0.6 million of revenues during the years ended December 31, 2021 and 2020 in connection with agreements between Hippo and Lennar Insurance Agency, LLC.

In the years ended December 31, 2020 and 2021, we paid to Cal-Atlantic Title Group, LLC, an affiliate of Lennar Insurance Agency, LLC, earnout payments in the amounts of $5.2 million and $3.9 million, respectively, relating to Old Hippo’s 2019 acquisition of North American Advantage Insurance Services, LLC. There is no limit to the maximum potential earnout payments, as the consideration is based on acquired customers. Lennar Insurance Agency, LLC is affiliated with LEN FW Investor, LLC and its affiliates, which together beneficially own more than 5% of Hippo capital stock. Eric Feder is an officer of the parent of LEN FW Investor, LLC and is a member of our Board of Directors. For the years ended December 2020 and 2021 we incurred expenses of $3.7 million due to the signing of Amendment No. 1 to the purchase agreement of North American Advantage Insurance Services, LLC signed in December 2020.

Policies and Procedures for Related Person Transactions

On August 2, 2021, the Board of Directors adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. A “related person transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements, or relationships) in which Hippo (including any of its subsidiaries and affiliates) was, is or will be a participant and in which any Related Person (as defined below) had, has or will have a direct or indirect material interest. A “related person” means:

•	any person who is, or at any time since the beginning of Hippo’s last fiscal year was, a director or executive officer of Hippo or a nominee to become a director of Hippo;

•	any person who is known to be the beneficial owner of more than 5% of any class of Hippo’s voting securities;

•

any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother- in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of Hippo’s voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of Hippo’s voting stock;

•

any firm, corporation, or other entity in which any of the foregoing persons is a partner or principal, or in a similar position, or in which such person has a 5% or greater beneficial ownership interest; and

•	any firm, corporation, or other entity in which any director, executive officer, nominee or more than 5% beneficial owner is employed (whether or not as an executive officer).

Hippo has policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its charter, the Audit Committee has the responsibility to review related party transactions.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires directors, executive officers, and beneficial owners of more than 10 percent of our equity securities to file reports of holdings and transactions in its equity securities with the SEC generally within two business days of a reportable transaction. We seek to assist our directors and executives by monitoring transactions and completing and filing reports on their behalf. Based solely on our review of Section 16 reports prepared by or furnished to us, we believe that all Section 16(a) SEC filing requirements applicable to our directors and executive officers for fiscal year 2021 were timely met, except as follows: a Form 4 for each of Mr. Ellis, Mr. Fleming-Wood, Mr. Pinkovezky, Mr. McCathron, and Mr. Harpaz, which in each case related to a grant of refresh option awards, were filed late due to an administrative error, and a Form 4 for each of Ms. Fouché, Mr. Frater, Mr. Knauf, Mr. Landman, Ms. Wijnberg, Ms. Errett, and Mr. Feder, which in each case related to a grant of restricted stock unit awards related to their service as non-employee board members, were filed late due to an administrative error.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
2019 Incentive Plan	43,285,174	$0.91	—	(1)
2021 Incentive Plan	33,397,449	$0.70	71,440,542	(2)
2021 Employee Stock Purchase Plan	—	—	13,000,000	(3)
Total	76,682,623	$0.82	84,440,542

(1)

Following the adoption of the 2021 Incentive Plan, no additional stock awards were granted under the 2019 Incentive Plan. Any shares becoming available under the 2019 Plan by repurchase, forfeiture, expiration or cancellation will become available for grant under the 2021 Incentive Plan.

(2)

An annual increase on the first day of each year beginning in 2022 and ending in 2031, equal to the lesser of (A) five percent of the Shares outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of Shares as determined by the Board or the Committee.

(3)

The maximum number of shares of Common Stock that shall be made available for sale under the Plan shall be the sum of (a) 13,000,000 shares and (b) an annual increase on the first day of each year beginning in 2022 and ending in 2031 equal to the lesser of (i) one percent of the shares outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (ii) such number of shares as may be determined by the Board; provided, however, no more than 97,500,000 shares may be issued under the Plan. Shares made available for sale under the Plan may be authorized but unissued shares, treasury shares of Common Stock, or reacquired shares reserved for issuance under the Plan.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 150 Forest Ave. Palo Alto, CA 94301 in writing not later than December 29, 2022. In connection with the 2023 Annual Meeting of Stockholders, we intend to file a proxy statement and a WHITE proxy card with the SEC in connection with our solicitation of proxies for that meeting.

Stockholders intending to present a proposal at the 2023 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting of Stockholders no earlier than February 8, 2023 and no later than March 10, 2023. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2023 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 8, 2023, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2023 Annual Meeting and not later than the 90th day prior to the 2023 Annual Meeting or, if later, the 10th day following the day on which disclosure of the date of such meeting is made by us. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules (once they become effective), stockholders who intend to solicit proxies in support of director nominees other than Hippo’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 9, 2023.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting of Stockholders is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers, and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians, and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians, and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

HIPPO’S ANNUAL REPORT ON FORM 10-K

A copy of Hippo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 14, 2022 without charge upon written request addressed to:

Hippo Holdings Inc.

Attention: Secretary

150 Forest Ave.

Palo Alto, CA 94301

A reasonable fee will be charged for copies of exhibits. You may also access this proxy statement and our Annual Report on Form 10-K at www.proxydocs.com/HIPO and on our investor relations website at https://investors.hippo.com/overview/default.aspx.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE, AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

/s/ Tracy Bowden

Tracy Bowden
General Counsel and Secretary

hippo
P.O. BOX 8016, CARY, NC 27512-9903
YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
INTERNET
Go To: www.proxypush.com/HIPO
• Cast your vote online
• Have your Proxy Card ready
• Follow the simple instructions to record your vote
PHONE Call 1-866-670-1140
• Use any touch-tone telephone
• Have your Proxy Card ready
• Follow the simple recorded instructions
MAIL
• Mark, sign and date your Proxy Card
• Fold and return your Proxy Card in the postage-paid envelope provided
You must register to attend the virtual annual meeting by 5:00PM ET on June 7, 2022 at www.proxydocs.com/HIPO
Hippo Holdings Inc.
Annual Meeting of Stockholders
For Stockholders of record as of April 14, 2022
TIME: Wednesday, June 8, 2022 10:00 AM, Central Time PLACE: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/HIPO for more details.
This proxy is being solicited on behalf of the Board of Directors
The undersigned hereby appoints John Doe and Jane Doe (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Hippo Holdings Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.
You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.
PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Hippo Holdings Inc.
Annual Meeting of Stockholders
Please make your marks like this: X
THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2
PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS
1. Election of Directors
FOR WITHHOLD
1.01 Eric Feder FOR
1.02 Noah Knauf FOR
1.03 Sam Landman FOR
FOR AGAINST ABSTAIN
2. Ratify the appointment of Ernst & Young LLP (“E&Y”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and FOR
3. Transact any other business as may properly come before the meeting or any adjournment or postponement thereof.
You must register to attend the virtual annual meeting by 5:00PM ET on June 7, 2022 at www.proxydocs.com/HIPO
Authorized Signatures—Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.
Signature (and Title if applicable) Date Signature (if held jointly) Date